UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2008

EDGE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-22149 (Commission File Number)	76-0511037 (IRS Employer Identification No.)
Travis Tower 1301 Travis, Suite 2000 Houston, Texas 77002 (Address of principal executive offices)
(713) 654-8960 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 20, 2008, Edge Petroleum Corporation (the “Company”) posted to the Investor Relations page of its website (www.edgepet.com) a presentation for February 2008. Information on the Company’s website is not incorporated by reference in this Form 8-K.

The February 2008 presentation is furnished as Exhibit 99.1 to this Form 8-K.

None of the information furnished in Item 7.01 and the accompanying exhibit will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Edge Petroleum Corporation February 2008 Corporate Presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION
Date: February 20, 2008	By:	/s/ MICHAEL G. LONG Michael G. Long Executive Vice President and Chief Financial and Accounting Officer